2022 SECOND QUARTER EARNINGS July 28, 2022

® 2 This presentation contains statements regarding PG&E Corporation’s and Pacific Gas and Electric Company’s (the “Utility”) future performance, including expectations, objectives, and forecasts about operating results (including 2022 non-GAAP core earnings), equity needs, rate base growth, capital expenditures, expense reductions, wildfire risk mitigation, and regulatory developments. These statements and other statements that are not purely historical constitute forward-looking statements that are necessarily subject to various risks and uncertainties. Actual results may differ materially from those described in forward-looking statements. PG&E Corporation and the Utility are not able to predict all the factors that may affect future results. Factors that could cause actual results to differ materially include, but are not limited to, risks and uncertainties associated with: • wildfires that have occurred in the Utility’s territory, including the extent of the Utility’s liability in connection with the 2019 Kincade fire, the 2020 Zogg fire, the 2021 Dixie fire (including the outcome of the criminal complaint filed in connection with the 2020 Zogg fire), and future wildfires; • the Utility’s ability to recover wildfire-related costs, including costs for the 2021 Dixie fire, from the Wildfire Fund (including the Utility’s maintenance of a valid safety certificate and whether the Wildfire Fund has sufficient remaining funds) and through the WEMA and FERC TO rate cases; and the timing of insurance recoveries; • the Utility’s implementation of its wildfire mitigation programs, including the Public Safety Power Shutoff program, EPSS, situational awareness and response, the undergrounding initiative, and the programs’ effectiveness; • the Utility’s ability to safely and reliably operate, maintain, construct and decommission its facilities; • the Utility’s ability to obtain wildfire insurance at a reasonable cost in the future, or at all; the adequacy of insurance coverage and scope of limitations; the ability to obtain recovery of insurance premiums; and the timing and extent of insurance recoveries; • changes in the electric power and gas industries driven by technological advancements and a decarbonized economy; • a cyber incident, cyber security breach, severe natural event or physical attack; • severe weather conditions, extended drought, and climate change, particularly their impact on the likelihood and severity of wildfires; • the impact of legislative and regulatory developments, including those regarding wildfires, the environment, California’s clean energy goals, the nuclear industry, regulation of utilities and their holding companies, municipalization, privacy, and taxes; • the timing and outcome of FERC and CPUC ratemaking, cost recovery, and future cost of capital proceedings; • the outcome of self-reports, investigations or other enforcement actions, including the EOEP and other enforcement proceedings; • PG&E Corporation and the Utility’s substantial indebtedness, which may adversely affect their financial health and limit their operating flexibility; • the ability of PG&E Corporation and the Utility to finance through securitization up to $2.4 billion of remaining fire risk mitigation capital expenditures that were or will be incurred by the Utility; • the timing and outcome of PG&E Corporation’s and the Utility’s litigation, including unresolved claims from the Chapter 11 proceedings, securities class action claims, wildfire-related litigation, and appeals of the Confirmation Order; • future substantial sales of shares of common stock of PG&E Corporation by existing shareholders, including the Fire Victim Trust; • the Utility’s ability to retain or contract for the workforce to execute its wildfire mitigation initiatives; • the Utility’s ability to control operating costs, timely recover costs through rates and achieve projected savings, and the extent to which it incurs unrecoverable costs that are higher than forecasted; • tax treatment of certain assets and liabilities, including whether PG&E Corporation or the Utility undergoes an “ownership change” that limits certain tax attributes; • the impact of growing distributed and renewable generation resources, and changing customer demand for its natural gas and electric services; and • the other factors disclosed in PG&E Corporation and the Utility’s joint annual report on Form 10-K for the year ended December 31, 2021, their joint quarterly report on Form 10-Q for the quarter ended June 30, 2022 (the “Form 10-Q”), and other reports filed with the SEC, which are available on PG&E Corporation’s website at www.pgecorp.com and on the SEC website at www.sec.gov. Undefined, capitalized terms have the meanings set forth in the Form 10-Q. Unless otherwise indicated, the statements in this presentation are made as of July 28, 2022. PG&E Corporation and the Utility undertake no obligation to update information contained herein. This presentation was attached to PG&E Corporation and the Utility’s joint current report on Form 8-K that was furnished to the SEC on July 28, 2022 and is also available on PG&E Corporation’s website at www.pgecorp.com. Forward-Looking Statements

® 3Presentation endnotes are included in Appendix 7. …For Customers AND Investors Delivering Our 2022 Guidance… NON-GAAP CORE EPS1 RESULTS • Second Quarter - 25¢ • First Half - 55¢ FULL YEAR GUIDANCE • EPS - $1.07 - $1.13 • Total New Equity - $0 - $250M EPS GROWTH • At Least 10% for 2022-2024 • At Least 9% in 2025 and 2026 4 We put surplus performance to work for our customers AND deliver on our EPS growth target for investors Q2 2022 Status On Track On Track

® 4Presentation endnotes are included in Appendix 7. Wildfire Risk • Vegetation Management • Inspections and System Hardening • EPSS and PSPS …And Earning Trust 2022: Mitigating Risk… Mitigating Financial Risk Working with California • Exploring Diablo Canyon Power Plant Extension • Proposed Undergrounding Legislation Customers • Simple and Affordable Model • Improved Service • Affordable Rates Investors • Non-GAAP Core EPS Growth1 • At Least 10% for 2022-2024 • At Least 9% in 2025 and 2026 • Stronger Balance Sheet Mitigating Physical Risk

® 5Presentation endnotes are included in Appendix 7. 0% 20% 40% 60% 80% 100% PG&E actions have mitigated 90% of wildfire risk1 Wildfire Mitigation Programs (System Hardening/Undergrounding, Vegetation Management, Enhanced Inspections and Repairs) Layers Of Protection… …Mitigating Ninety Percent Of Risk Today Addressing with additional mitigations such as Partial Voltage Detection and Downed Conductor Technology ~10% Enhanced Powerline Safety Settings (EPSS) Situational Awareness & Response Public Safety Power Shutoff

® 6Presentation endnotes are included in Appendix 7. An Adaptive, Systematic, Risk Mitigation Approach… EPSS and PSPS address a significant portion of the wildfire risk EPSS enabled PSPS Moist Fuels Very Dry Fuels Fire Potential Index1 + Wind Event In 2012-2020, 95% of acres burned and 100% of structures burned occurred under R3 or greater conditions. …Provides Layers Of Protection R1 R2 R3 R4 R5 R5+ PG&E has continued to adapt to California’s changing wildfire risk profile Vegetation Management & System Hardening Wildfire Mitigation Plan Work Fuels/terrain-driven risk EPSS Wind-driven risk PSPS

® 7Presentation endnotes are included in Appendix 7. Simple And Affordable Model… …Mitigating Financial Risk OPPORTUNITIES1 Capital Investment 9% Long-Term Factors: Offset Capital Investments -O&M Cost Reduction (Non-Fuel)2 2% -Electric Load Growth3 1% - 3% -Other (Including Efficient Financing)4 2% Subtotal 5% - 7% Customer Impacts: At or Below Assumed Inflation 2% - 4%

® 8Presentation endnotes are included in Appendix 7. Metric Q2 2022 Status1 2022 Goal 2022-2026 Goal • Annual CPUC Reportable Ignitions greater than or equal to 100 acres2,3 0 0 • Undergrounding Circuit Miles 175 3,600 • Gas Distribution Main Replacement Miles 220 1,150 • Annual O&M Cost Reduction (Non-Fuel)4 2% 2% • Non-GAAP Core EPS Growth5 At least 10% 2022-2024 at least 10% 2025 & 2026 at least 9% • Rate Base Growth6 ~6% ~9% CAGR • FFO/Debt7 >13% Mid-to-high teens by 2024 • Debt Paydown Rate Neutral Securitization $2 billion PG&E Corporation debt paydown by end of 2023 Report Card… W IL D F IR E F IN A N C IA L C U S T O M E R …On Target

® 9Presentation endnotes are included in Appendix 7. Delivering Predictable Outcomes… …Maintain Eligibility For S&P Inclusion Results • Second Quarter EPS - 25¢ • First Half EPS - 55¢ • Second Quarter Earnings - $536M Full Year Guidance • EPS - $1.07 - $1.13 • Total New Equity - $0 - $250M Results Ownership Center • Visibility + Control = Predictability Regulatory and Legal • Making Progress And Mitigating Financial Risk NON-GAAP CORE EARNINGS1

® 10Presentation endnotes are included in Appendix 7. Year Over Year Non-GAAP Core EPS Comparison. . . …On Track For Full Year Guidance $1.00 3¢ 4¢ (2¢) 4¢ (4¢)-0¢ First Half 2022 Results 5¢ Increase Second Half 2022 Forecast 2¢ - 8¢ Increase $1.07 – $1.13 2021 Full Year (diluted)1 Rate base growth Cost reductions Regulatory, taxes and other miscellaneous items Regulatory, taxes and other miscellaneous items Cost reductions Rate base growth 2022 Full Year (diluted) 2¢-4¢

® 11Presentation endnotes are included in Appendix 7. 2022 Earnings And Equity Guidance. . . …Stronger, With Lower Equity Need Non-GAAP Core EPS1 Reaffirmed • $1.07 - $1.13 Total New Equity Lowered • From: $100M - $400M • To: $0 - $250M

® 12Presentation endnotes are included in Appendix 7. Simple And Affordable Model… …For Customers And Investors MODEL1 FUTURE Capital Investments 9% Long-Term Factors: Offset Customer Impacts -O&M cost reduction (non-fuel)2 2% -Electric load growth3 1% - 3% -Other (including efficient financing)4 2% Subtotal 5% - 7% Customer Impacts: At or Below Assumed Inflation 2% - 4% ANNUAL in Millions 2022 Plan Long- Term Plan Good Business Decisions -Attrition $25 $25 -Contracting 150 50 -Capital Conversion 150 50 -Automation 5 25 Savings through Lean -Planning and Execution Improvements 30 130 Net Cost Increases (160) (80) Net Savings $ 200 $ 200 Percent Savings 2% 2% POSSIBLE EXAMPLES OF O&M COST REDUCTION (NON-FUEL)

® 13 MANAGING VARIABILITY ▪ Contracted spending ▪ Productive time ▪ Expense to capital optimization ▪ Internal staffing levels Results Ownership Center… …Visibility + Control = Predictability TRACK PROGRESS ▪ Weekly Operating Reviews ▪ Visual Management Tracking Performance "1-3-10" In Action S a m p le M e tr ic Time Recovery Plan Current Data Target

® 14Presentation endnotes are included in Appendix 7. Regulatory And Legal Highlights… …Mitigating Financial Risk Rate Neutral Securitization (SB 901) • Full $7.5B issued • Improved financial metrics • S&P and Fitch improve outlook Securities Claims • Resolving legacy claims • Recorded probable loss of $145M net of insurance recoveries1 • No resulting increase to equity guidance Wildfire-Related Cost Recovery • $1.0B Approved for rate inclusion • $2.2B Pending final CPUC decision • $2.0B To be filed Cost of Capital • 2022: July oral arguments • 2023: Potential for final decision in Dec. 2022

® 15Presentation endnotes are included in Appendix 7. Value Proposition… …Better For Customers AND Investors Non-GAAP Core EPS 1 (CAGR) 2022-2024 2025-2026 10% Non-GAAP Core EPS Growth At least 10% At least 9% Dividend Eligibility reached mid-2023 2 Annual Non-GAAP Core EPS Growth & Dividend Yield At least 10% At least 10% Rate Base Growth (CAGR) 3 9% O&M Cost Reduction (Non-Fuel) 4 2% Annually FFO/Debt 5 Mid-to-high teens by 2024

® 16Presentation endnotes are included in Appendix 7. Wildfire Risk • Vegetation Management • Inspections and System Hardening • EPSS and PSPS …And Earning Trust 2022: Mitigating Risk… Mitigating Financial Risk Working with California • Exploring Diablo Canyon Power Plant Extension • Proposed Undergrounding Legislation Customers • Simple and Affordable Model • Improved Service • Affordable Rates Investors • Non-GAAP Core EPS Growth1 • At Least 10% for 2022-2024 • At Least 9% in 2025 and 2026 • Stronger Balance Sheet Mitigating Physical Risk

Q&A

Appendix

® 19 Table of Contents Appendix 1 2022 Factors Impacting Earnings Slide 20 Appendix 2 CapEx and Rate Base Slide 21 Appendix 3 Expected Recovery of Wildfire Related Costs Slide 22 Appendix 4 Wildfire Mitigation Plan Progress Slide 23 Appendix 5 PG&E Utility Securitization Program Slide 24 Appendix 6 Regulatory Progress Slide 25 Appendix 7 Presentation Endnotes Slide 26-28 Appendix 8 Supplemental Earnings Materials Slide 29-41

® 20 Presentation endnotes are included in Appendix 7. Non-Core Items4 Key Ranges Key Factors Affecting Non-GAAP Core Earnings6 Appendix 1: 2022 Factors Impacting Earnings ($ millions after tax) - Unrecoverable interest expense 7 $330 - $370 + Other earnings factors including AFUDC equity, incentive revenues, tax benefits, and cost savings, net of below-the-line costs Non-GAAP Core EPS $1.07 - $1.13 Total New Equity $0 - $250M Weighted Average Rate Base1 ($ millions after tax) Estimated non-core items guidance $230 - $720 Non-cash portion 5 $(80) General Rate Case ~$32.9B Gas Transmission & Storage ~$6.2B Transmission Owner ~$10.7B Total Rate Base ~$49.8B Equity Ratio: 2 52% Return on Equity: 3 10.25% Changes from prior quarter noted in blue

® 21 Presentation endnotes are included in Appendix 7. 2021 Actuals 2022 2023 2024 2025 2026 Appendix 2: CapEx And Rate Base ~9% CAGR on equity rate base 2021-2026 $47.1 projected Weighted average rate base ($B) ~$49.8 $56-$59 $60-$66 $62-$71 $65-$77 Potential Growth Opportunities • Undergrounding • Additional wildfire mitigation (including remote grid integration) • Transportation electrification Transmission Owner Gas Transmission & Storage (GT&S) General Rate Case (GRC) Separately Funded Above Authorized GRC & GT&S rate cases will be combined starting in 2023 $8.6 $7.8-8.9 $7.9-10.4 $7.9-10.7 $8.0-11.3 $8.1-12.0 2021 Actuals 2022 2023 2024 2025 2026 CapEx ($B) 1 projected Subject to Ongoing and Future Recovery Requests • 2023 GRC request • Oakland HQ Purchase 3 • Undergrounding (~20% of 2022-2026 CapEx) • Transportation electrification Transmission Owner GRC and GT&S AB1054 Fire Risk Mitigation 2 Spend Above Currently Authorized

® 22 Presentation endnotes are included in Appendix 7. Pending & Future Cost Recovery (Settled, Filed or Yet to be Filed) Application Balance at 6/30/22 Expected Amortization Expected Rate Recovery by Year (subject to CPUC authorization) 2022 2023 2024+ 2020 WMCE (Settled) 591 24 months - 296 295 2021 WMCE (Filed) 1,483 12 months - 741 742 VMBA Advice Letter (Filed) 134 12 months - 134 - TBD (Yet to be Filed) 1,964 TBD - - 1,964 Total 4,172 - 1,171 3,001 Total 5,175 593 1,581 3,001 $ in Millions Approved Cost Recovery (Final Decisions) Application Balance at 6/30/22 Recovery Through Expected Rate Recovery by Year 2022 2023 2020 GRC1 719 Dec. 2023 438 281 2018 CEMA 284 Dec. 2023 155 129 Total 1,003 593 410 Expected Cash Flow Recovery from Previously Incurred Wildfire-Related Spend2 $1.0B Approved for Rate Inclusion $2.2B Pending Final Decisions $2.0B Yet to be Filed $5.2B Total Appendix 3: Expected Recovery Of Wildfire- Related Costs

® 23 Presentation endnotes are included in Appendix 7. Appendix 4: Wildfire Mitigation Plan Progress1 Sectionalizing Devices 241 899 1,209 1,238 2019 2020 2021 2022 Enhanced Vegetation Management 2,498 4,376 6,359 7,293 2019 2020 2021 2022 System Hardening 188 530 741 991 2019 2020 2021 2022 1,238 Devices Installed 7,293 Lines Miles Completed 991 Line Miles Hardened Weather Stations 627 1,005 1,313 1,347 2019 2020 2021 2022 HD Cameras 133 349 502 549 2019 2020 2021 2022 Undergrounding 1,347 Stations Installed 549 Cameras Installed 192 Miles Completed 7 48 120 192 2019 2020 2021 2022

® 24 Appendix 5: PG&E Utility Securitization Program The Utility has completed roughly $8.4B of the $10.7B securitization issuances expected over the next several years • AB 1054 signed into law on July 12, 2019 • Up to $3.2B across several bond issuances • $860M recovery bonds issued in November 2021 • Reimburse capital expenses associated with wildfire risk mitigation • Initial financing order issued June 24, 2021, which became final, non-appealable on July 6, 2021 • Proposed Decision issued June 2022 granting authority to securitize up to $1.4B recovery bonds • $860M recovery bonds issued in November 2021 • Subsequent deals: To be determined • SB 901 signed into law on September 21, 2018 • Up to $7.5B in up to three issuances by December 31, 2022 • Pay or reimburse the Utility for the payment of costs and expenses relating to catastrophic wildfires ignited in 2017 • Financing order issued on May 11, 2021 • Financing order became final and non-appealable as of February 28, 2022 Issuances complete • $3.6B issued in May 2022 • $3.9B issued in July 2022 Statutory Authority: Total Issuance Amount: Use of Proceeds: Financing Order: Securitization Timing: Rate Neutral Securitization AB 1054 Securitization Complete

® 25 Presentation endnotes are included in Appendix 7. Appendix 6: Regulatory Progress Regulatory Case/Filing Docket Status as of July 2022 Expected Milestones1 2023 GRC A.21-06-021 2023 GRC Filed 6/30/21 Supplemental Testimony Filed 2/25/22 Proposed Decision Expected Q3 2023 2015 GT&S A.17-11-009 2019 Final Decision A.20-07-020 GT&S Capital Audit Settlement Final Decision 7/14/22 2022 Cost of Capital A.21-08-013/014/015 2022 Application Filed 8/23/21 ACCAM Trigger 9/30/21 Pending - Proposed Decision Timing Unknown 2023 Cost of Capital A.22-04-008 2023 Application Filed 4/20/22 Scoping Memo Issued 7/12/22 Proposed Decision Expected Q4 2022 TO Rate Cases ER16-2320 TO 18 Order Rehearing Denied TO 19 Final Decision 2 ER19-13 TO 20 Decision 12/30/20 Interim Rate Relief Final Decision 2018 CEMA A.18-03-015 Final Decision 3/21/22 2020 WMCE A.20-09-019 Application Filed 9/30/20 Settlement Filed 9/21/21 Statutory Deadline for Proposed Decision Extended to 10/1/22 2021 WMCE A.21-09-008 Application Filed 9/16/21 Proposed Decision Expected Q4 2022 AB1054 Securitization Filing A.22-03-010 Filed Second Application on 3/11/22 Proposed Decision Issued 6/29/22 Final Decision Expected Aug 2022 Rate Neutral Securitization Filing A.20-04-023 Rate Neutral Securitization Financing Order Issued 5/11/21; Became Final on 8/12/21 Final & Non-Appealable on 2/28/22 Issuances Completed in May 2022 and July 2022 2021 Wildfire Mitigation Plan R.18-10-007 Submitted 2/5/21 Ratified 10/21/21 2022 Wildfire Mitigation Plan R.18-10-007 Filed 2/25/22 Filed Responses June - July 2022 Draft OEIS Action Expected on 9/30/2022 2022 Safety Certificate Proposed Guidelines Issued by OEIS on 7/19/22 Deadline to Submit Request 9/14/22 Changes from prior quarter noted in blue

® 26 Slide 3: Delivering Our 2022 Guidance 1. Non-GAAP core EPS is not calculated in accordance with GAAP and excludes non-core items. See Appendix 8, Exhibit A for a reconciliation of EPS on a GAAP basis to non-GAAP core earnings per share and Appendix 8, Exhibit F for the use of non-GAAP financial measures. Slide 4: 2022 Mitigating Risk 1. Non-GAAP core EPS is not calculated in accordance with GAAP and excludes non-core items. See Appendix 8, Exhibit A for a reconciliation of EPS on a GAAP basis to non-GAAP core earnings per share and Appendix 8, Exhibit F for the use of non-GAAP financial measures. Slide 5: Layers Of Protection 1. Based on a comparison in the Utility's GRC testimony of the wildfire risk score for a baseline risk level to a risk level reflecting the Utility’s mitigation work. Risk scores are calculated using the scoring methodology established by the CPUC in the Safety Model Assessment Proceeding, which reflects the frequency with which various risks are expected to occur and the potential safety, reliability, and financial impacts of varying degrees of wildfire severity. Slide 6: An Adaptive, Systematic, Risk Mitigation Approach 1. The Fire Potential index combines fire weather parameters (wind speed, temperature, and vapor pressure deficit), dead and live fuel moisture data, topography, and fuel model data to rank fire danger on a scale from R1 to R5-Plus. Slide 7: Simple And Affordable Model 1. These numbers are illustrative approximations. 2. The Utility’s cost reduction strategies include increased efficiency driven by implementing the Lean operating system, improv ing its work management, identifying additional opportunities to convert expenses to capital expenditures, and an improved organizational design. Factors that may cause the Utility’s actual results to differ materially from its forecasts include whether the Utility can control its operating costs within the authorized levels of spending and timely recover its costs through rates; whether the Utility can continue implementing a streamlined organizational structure and achieve projected savings; the extent to which the Utility incurs unrecoverable costs that are higher than the forecasts of such costs; and changes in cost forecasts or the scope and timing of planned work resulting from changes in customer demand for electricity and natural gas or other reasons. 3. Expected drivers of forecasted electric load growth include electrification and electric vehicle adoption. 4. Factors that may cause the Utility’s actual results to differ materially from its forecasts include the ability of PG&E Corporation and the Utility to access capital markets and other sources of debt and equity financing in a timely manner on acceptable terms; their ability to raise financing through securitization transactions; actions by credit rating agencies to downgrade PG&E Corporation’s or the Utility’s credit ratings; the supply and price of electricity, natural gas, and nuclear fuel; the availability, cost, coverage, and terms of the Utility’s insurance; and the impact of any changes in federal or state tax laws, policies, regulations, or their interpretation, and PG&E Corporation’s and the Utility’s ability to obtain efficient tax treatment. Slide 8: Report Card 1. Green checks indicate on track to meet 2022 target. 2. The Utility filed an Electric Incident Report on the Old Fire because Cal Fire collected utility equipment, and there was media attention. However, this ignition is not recorded as a CPUC-reportable ignition because the Utility is not aware of any damage to its equipment at the suspected ignition point. Cal Fire is continuing its investigation into the cause of the fire. 3. Measures the number of fire ignitions that result in fires equal to or greater than 100 acres in the Utility's High Fire Threat Districts and reportable to the CPUC per Decision 14-02- 015. A reportable fire incident per Decision 14-02-015 is a fire event that meets the following criteria: 1) ignition is associated with the Utility's power lines (both transmission and distribution), 2) something other than the Utility's facilities burned, and 3) the resulting fire travelled more than one meter from the ignition point. 4. 2% reduction calculated based on the prior year's operating and maintenance costs, excluding fuel costs. Reductions available for redeployment. 5. Non-GAAP core EPS is not calculated in accordance with GAAP and excludes non-core items. See Appendix 8, Exhibit A for a reconciliation of EPS on a GAAP basis to non-GAAP core earnings per share and Appendix 8, Exhibit F for the use of non-GAAP financial measures. 6. In accordance with AB 1054, $3.21 billion of fire risk mitigation capital expenditures will be excluded from the Utility's equity rate base. 7. As calculated according to S&P Global’s methodology. Slide 9: Delivering Predictable Outcomes 1. Non-GAAP core EPS is not calculated in accordance with GAAP and excludes non-core items. See Appendix 8, Exhibit A for a reconciliation of EPS on a GAAP basis to non-GAAP core earnings per share and Appendix 8, Exhibit F for the use of non-GAAP financial measures. Appendix 7: Presentation Endnotes Slide titles are hyperlinks

® 27 Appendix 7: Presentation Endnotes Slide 10: Year Over Year Non-GAAP Core EPS Comparison 1. Non-GAAP Core EPS for the full year 2021 was $1.00 per share on a fully diluted basis and $1.08 using a basic share count. The impact of dilution was $(0.08) per share. See Appendix 9, Exhibit A of the earnings presentation for the fourth quarter and full year 2021, available here, for a reconciliation of EPS on a GAAP basis to non-GAAP core earnings per share and Appendix 9, Exhibit H for the use of non-GAAP financial measures. Slide 11: 2022 Earnings And Equity Guidance 1. Non-GAAP core EPS is not calculated in accordance with GAAP and excludes non-core items. See Appendix 8, Exhibit A for a reconciliation of EPS on a GAAP basis to non-GAAP core earnings per share and Appendix 8, Exhibit F for the use of non-GAAP financial measures. Slide 12: Simple And Affordable Model 1. These numbers are illustrative approximations. 2. The Utility’s cost reduction strategies include increased efficiency driven by implementing the Lean operating system, improv ing its work management, identifying additional opportunities to convert expenses to capital expenditures, and an improved organizational design. Factors that may cause the Utility’s actual results to differ materially from its forecasts include whether the Utility can control its operating costs within the authorized levels of spending and timely recover its costs through rates; whether the Utility can continue implementing a streamlined organizational structure and achieve projected savings; the extent to which the Utili ty incurs unrecoverable costs that are higher than the forecasts of such costs; and changes in cost forecasts or the scope and timing of planned work resulting from changes in customer demand for electricity and natural gas or other reasons. 3. Expected drivers of forecasted electric load growth include electrification and electric vehicle adoption. 4. Factors that may cause the Utility’s actual results to differ materially from its forecasts include the ability of PG&E Corporation and the Utility to access capital markets and other sources of debt and equity financing in a timely manner on acceptable terms; their ability to raise financing through securitization transactions; actions by credit rating agencies to downgrade PG&E Corporation’s or the Utility’s credit ratings; the supply and price of electricity, natural gas, and nuclear fuel; the availability, cost, coverage, and terms of the Utility’s insurance; and the impact of any changes in federal or state tax laws, policies, regulations, or their interpretation, and PG&E Corporation’s and the Utility’s ability to obtain efficient tax treatment. Slide 14: Regulatory And Legal Highlights 1. For more information, see Note 11 of the Notes to the Condensed Consolidated Financial Statements in Item 1 of PG&E Corporation and the Utility's joint quarterly report on Form 10-Q for the quarter ended June 30, 2022. Slide 15: Value Proposition 1. Non-GAAP core earnings per share is not calculated in accordance with GAAP and excludes non-core items. See Appendix 8, Exhibit A for a reconciliation of EPS on a GAAP basis to non-GAAP core earnings per share and Appendix 8, Exhibit F for the use of non-GAAP financial measures. 2. Pursuant to the Confirmation Order, PG&E Corporation agreed to not pay common dividends until it has recognized $6.2 billion in non-GAAP core earnings after the Plan effective date. Subject to the foregoing restriction, any decision to declare and pay dividends in the future will be made at the discretion of the Board of Directors and will depend on, among other things, PG&E Corporation’s results of operations, financial condition, cash requirements, contractual restrictions, and other factors that the Board of Directors may deem relevant. 3. In accordance with AB 1054, $3.21 billion of fire risk mitigation capital expenditures will be excluded from the Utility's equity rate base. 4. 2% reduction calculated based on the prior year's operating and maintenance costs, excluding fuel costs. Reductions available for redeployment. The Utility’s cost reduction strategies include increased efficiency driven by implementing the Lean operating system, improving its work management, identifying additional opportunities to convert expenses to capital expenditures, and an improved organizational design. Factors that may cause the Utility’s actual results to differ materially from its forecasts include whether the Utility can control its operating costs within the authorized levels of spending and timely recover its costs through rates; whether the Utility can continue implementing a streamlined organizational structure and achieve projected savings; the extent to which the Utility incurs unrecoverable costs that are higher than the forecasts of such costs; and changes in cost forecasts or the scope and timing of planned work resulting from changes in customer demand for electricity and natural gas or other reasons. 5. As calculated according to S&P Global’s methodology. Slide titles are hyperlinks

® 28 Appendix 7: Presentation Endnotes Slide 16: 2022 Mitigating Risk 1. Non-GAAP core EPS is not calculated in accordance with GAAP and excludes non-core items. See Appendix 8, Exhibit A for a reconciliation of EPS on a GAAP basis to non-GAAP core earnings per share and Appendix 8, Exhibit F for the use of non-GAAP financial measures. Slide 20: Appendix 1: 2022 Factors Impacting Earnings 1. 2022 equity earning rate base reflects 2020 GRC Final Decision, 2019 GT&S Final Decision, the April 15, 2021 FERC order denying the Utility's request for rehearing related to TO18, and TO20 Formula Rate. 2. The capital structure of an investor-owned utility is the proportional authorization of shareholders’ equity and debt that comprise a company’s long-range financing or its capitalization. The CPUC currently authorized capital structure is comprised of 47.5% long-term debt, 0.5% preferred equity, and 52% common equity. Base earnings plan assumes CPUC currently authorized return on equity and capital structure across the enterprise. 3. CPUC authorized ROE of 10.25% is pending resolution of the 2022 Cost of Capital filing. 4. Refer to Appendix 8, Exhibit C: PG&E Corporation's 2022 Earnings Guidance. 5. Non-cash amounts for Non-Core items are after tax, directional, and subject to change. 6. Non-GAAP Core Earnings assumptions include: • $1B contribution to the customer credit trust in connection with the rate neutral (SB 901) securitization in 2022; • CPUC final decision and approval of settlement for the 2020 Wildfire Mitigation Catastrophic Event ("WMCE") proceeding in 2022; • No 2022 impacts from potential changes in the federal tax code; and • All potentially dilutive securities were included in the calculation of Non-GAAP Core EPS. 7. Unrecoverable interest expense includes PG&E Corporation long-term debt, Wildfire Fund contribution debt financing, and other interest above authorized. Slide 21: Appendix 2: CapEx and Rate Base 1. Low end of the range reflects authorized capital expenditures, including the full amount recoverable through a balancing account where applicable. High end of the range includes capital spend above authorized and reflects the spending forecast from the 2023 GRC application. 2. CapEx forecast includes $3.21 billion of fire risk mitigation capital expenditures that will be excluded from the Utility's equity rate base. The Utility has spent approximately $3.1 billion cumulatively towards this total including approximately $400 million and $700 million during the three and six months ended June 30, 2022. 3. The Utility entered into a lease for the Lakeside Building in Oakland, California, with an option to purchase in 2023, in accordance with its application to sell its San Francisco General Office headquarters complex and as requested in the 2023 GRC. Slide 22: Appendix 3: Expected Recovery of Wildfire-Related Costs 1. Balance represents wildfire-related costs approved in the 2020 GRC and recorded in the RTBA, WMBA, and VMBA, and amounts approved through subsequent advice letters. 2. Amounts may not sum due to rounding. Slide 23: Appendix 4: Wildfire Mitigation Plan Progress 1. Data is from January 1, 2019 through June 30, 2022. Slide 25: Appendix 6: Regulatory Progress 1. The rate case timelines reflect expected filing and decision time frames; actual timing may differ. 2. The approved TO19 settlement will be 98.5% of TO18 rate case outcome. Slide titles are hyperlinks

® 29 Appendix 8: Supplemental Earnings Materials Exhibit A: Reconciliation of PG&E Corporation's Consolidated Earnings Available for Common Shareholders in Accordance with Generally Accepted Accounting Principles ("GAAP") to Non-GAAP Core Earnings Slides 30-33 Exhibit B: Key Drivers of PG&E Corporation's Non-GAAP Core Earnings per Common Share ("EPS") Slide 34 Exhibit C: 2022 Earnings Guidance Slides 35-38 Exhibit D: General Earnings Sensitivities for 2022 Slide 39 Exhibit E: GAAP Net Income to Non-GAAP Adjusted EBITDA Reconciliation Slide 40 Exhibit F: Use of Non-GAAP Financial Measures Slide 41

® 30 Exhibit A: Reconciliation of PG&E Corporation's Consolidated Earnings Available for Common Shareholders in Accordance with Generally Accepted Accounting Principles ("GAAP") to Non-GAAP Core Earnings Three Months Ended June 30, Six Months Ended June 30, Earnings Earnings per Common Share (Diluted) Earnings Earnings per Common Share (Diluted) (in millions, except per share amounts) 2022 2021 2022 2021 2022 2021 2022 2021 PG&E Corporation's Earnings on a GAAP basis $ 356 $ 397 $ 0.17 $ 0.18 $ 831 $ 517 $ 0.39 $ 0.24 Non-core items: (1) Bankruptcy and legal costs (2) 151 40 0.07 0.02 186 72 0.09 0.03 Wildfire-related costs, net of insurance (3) 112 3 0.05 — 178 136 0.08 0.06 Amortization of Wildfire Fund contribution (4) 84 85 0.04 0.04 169 171 0.08 0.08 Strategic repositioning costs (5) 3 — — — 3 — — — Investigation remedies (6) 2 50 — 0.02 72 78 0.03 0.04 Prior period net regulatory impact (7) — — — — 45 88 0.02 0.04 Fire Victim Trust tax benefit net of securitization (8) (173) — (0.08) — (308) — (0.14) — PG&E Corporation’s Non-GAAP Core Earnings (9) $ 536 $ 575 $ 0.25 $ 0.27 $ 1,175 $ 1,062 $ 0.55 $ 0.50 All amounts presented in the table above and footnotes below are tax adjusted at PG&E Corporation’s statutory tax rate of 27.98% for 2022 and 2021, except for certain costs that are not tax deductible. Amounts may not sum due to rounding. Second Quarter, 2022 vs. 2021 (in millions, except per share amounts) (1) “Non-core items” include items that management does not consider representative of ongoing earnings and affect comparability of financial results between periods, consisting of the items listed in the table above. See Exhibit F: Use of Non-GAAP Financial Measures.

® 31 Exhibit A: Reconciliation of PG&E Corporation's Consolidated Earnings Available for Common Shareholders in Accordance with Generally Accepted Accounting Principles ("GAAP") to Non-GAAP Core Earnings Second Quarter, 2022 vs. 2021 (in millions, except per share amounts) (3) Includes costs associated with the 2019 Kincade fire, 2020 Zogg fire, and 2021 Dixie fire, net of insurance, as shown below. (in millions) Three Months Ended June 30, 2022 Six Months Ended June 30, 2022 2019 Kincade third-party claims $ 150 $ 150 2019 Kincade fire-related costs 6 15 2019 Kincade fire-related legal settlements — 20 2020 Zogg fire-related costs 8 17 2020 Zogg fire-related insurance recoveries (8) (8) 2021 Dixie fire-related legal settlements — 35 Wildfire-related costs, net of insurance (pre-tax) $ 156 $ 229 Tax impacts (44) (51) Wildfire-related costs, net of insurance (post-tax) $ 112 $ 178 (2) Includes bankruptcy and legal costs associated with PG&E Corporation's and the Utility's Chapter 11 filing, including securities litigation costs, legal and other costs, and exit financing costs, as shown below. (in millions) Three Months Ended June 30, 2022 Six Months Ended June 30, 2022 Securities litigation costs $ 145 $ 145 Legal and other costs 34 55 Exit financing 31 58 Bankruptcy and legal costs (pre-tax) $ 210 $ 258 Tax impacts (59) (72) Bankruptcy and legal costs (post-tax) $ 151 $ 186

® 32 Exhibit A: Reconciliation of PG&E Corporation's Consolidated Earnings Available for Common Shareholders in Accordance with Generally Accepted Accounting Principles ("GAAP") to Non-GAAP Core Earnings Second Quarter, 2022 vs. 2021 (in millions, except per share amounts) (6) Includes costs associated with the CPUC's OII into the 2017 Northern California Wildfires and 2018 Camp Fire, the system enhancements related to the locate and mark OII, restoration and rebuild costs associated with the town of Paradise, and the settlement agreement with the Safety and Enforcement Division's investigation into the 2019 Kincade fire, as shown below. (in millions) Three Months Ended June 30, 2022 Six Months Ended June 30, 2022 Wildfire OII disallowance and system enhancements $ 5 $ 12 Locate and mark OII system enhancements 1 2 Paradise restoration and rebuild (4) (3) 2019 Kincade fire settlement — 85 Investigation remedies (pre-tax) $ 2 $ 96 Tax impacts — (24) Investigation remedies (post-tax) $ 2 $ 72 (5) The Utility recorded costs of $5 million (before the tax impact of $2 million) during the three and six months ended June 30, 2022, for one- time costs related to repositioning PG&E Corporation's and the Utility's operating model, including their workforce and capital efficiency optimization. (4) The Utility recorded costs of $117 million (before the tax impact of $33 million) and $235 million (before the tax impact of $66 million) during the three and six months ended June 30, 2022, respectively, associated with the amortization of Wildfire Fund contributions related to AB 1054.

® 33 Exhibit A: Reconciliation of PG&E Corporation's Consolidated Earnings Available for Common Shareholders in Accordance with Generally Accepted Accounting Principles ("GAAP") to Non-GAAP Core Earnings Second Quarter, 2022 vs. 2021 (in millions, except per share amounts) (9) "Non-GAAP core earnings" is a non-GAAP financial measure. See Exhibit F: Use of Non-GAAP Financial Measures. Undefined, capitalized terms have the meanings set forth in the PG&E Corporation and the Utility’s joint quarterly report on Form 10-Q for the quarter ended June 30, 2022. (7) Includes a $63 million adjustment (before the tax impact of $18 million) during the six months ended June 30, 2022, for the TO18 and TO19 ROE impact as a result of the FERC order dated March 17, 2022, which established a base ROE of 9.26% for the TO18 period, plus the approved CAISO incentive adder of 0.5%, for a total ROE of 9.76%. (8) The Utility recognized net benefits of $173 million and $308 million during the three and six months ended June 30, 2022, respectively, as a result of recognizing $202 million and $338 million of tax benefits during the three and six months ended June 30, 2022, respectively, associated with the sale of shares of PG&E Corporation common stock sold by the Fire Victim Trust, which was partially offset by a $40 million net charge (before the tax impact of $11 million) during the three and six months ended June 30, 2022, related to the establishment of the SB 901 securitization regulatory asset and the SB 901 securitization regulatory liability associated with revenue credits funded by Net Operating Loss monetization.

® 34 All amounts presented in the table above are tax adjusted at PG&E Corporation’s statutory tax rate of 27.98% for 2022 and 2021. Amounts may not sum due to rounding. (1) See Exhibit A for reconciliations of (i) earnings on a GAAP basis to non-GAAP core earnings and (ii) EPS on a GAAP basis to non-GAAP core EPS. (2) Represents cost reductions for overhead expenses, operational expenses, support costs, and workforce-related expenses during the three and six months ended June 30, 2022. (3) Represents the timing of taxes reportable in quarterly statements in accordance with Accounting Standards Codification 740, income taxes, and results from variances in the percentage of quarterly earnings to annual earnings, unrecoverable interest expense, regulatory items, and other miscellaneous items. Exhibit B: Key Drivers of PG&E Corporation's Non-GAAP Core Earnings per Common Share ("EPS") Second Quarter 2022 vs. 2021 Year to Date 2022 vs. 2021 Earnings Earnings per Common Share (Diluted) Earnings Earnings per Common Share (Diluted) 2021 Non-GAAP Core Earnings (1) $ 575 $ 0.27 $ 1,062 $ 0.50 Rate base growth 30 0.01 79 0.03 Cost reductions (2) 21 0.01 76 0.04 Regulatory, taxes and other miscellaneous items (3) (90) (0.04) (43) (0.02) 2022 Non-GAAP Core Earnings (1) $ 536 $ 0.25 $ 1,175 $ 0.55 Second Quarter, 2022 vs. 2021 (in millions, except per share amounts)

® 35 Exhibit C: PG&E Corporation's 2022 Earnings Guidance 2022 EPS Guidance Low High Estimated Earnings on a GAAP basis ~ $ 0.74 ~ $ 1.02 Estimated Non-Core Items: (1) Amortization of Wildfire Fund contribution (2) ~ 0.16 ~ 0.16 Bankruptcy and legal costs (3) ~ 0.14 ~ 0.09 Wildfire-related costs, net of insurance (4) ~ 0.10 ~ 0.09 Investigation remedies (5) ~ 0.05 ~ 0.05 Strategic repositioning costs (6) ~ 0.03 ~ 0.03 Fire Victim Trust tax benefit net of securitization (7) ~ (0.14) ~ (0.31) Prior period net regulatory impact (8) ~ (0.01) ~ (0.01) Estimated EPS on a non-GAAP Core Earnings basis ~ $ 1.07 ~ $ 1.13 All amounts presented in the table above and footnotes below are tax adjusted at PG&E Corporation’s statutory tax rate of 27.98% for 2022, except for certain costs that are not tax deductible. Amounts may not sum due to rounding. (1) “Non-core items” include items that management does not consider representative of ongoing earnings and affect comparability of financial results between periods. See Exhibit F: Use of Non-GAAP Financial Measures. 2022 (in millions, pre-tax) Low guidance range High guidance range Amortization of Wildfire Fund contribution ~ $ 470 ~ $ 470 (2) "Amortization of Wildfire Fund contribution” represents the amortization of Wildfire Fund contributions related to AB 1054. The total offsetting tax impact for the low and high non-core guidance range is $132 million.

® 36 Exhibit E: PG&E Corporation's 2020 and 2021 Earnings Guidance Exhibit C: PG&E Corporation's 2022 Earnings Guidance (3) “Bankruptcy and legal costs" consists of exit financing costs, including interest on temporary Utility debt and write-off of unamortized fees related to the retirement of PG&E Corporation debt, securities litigation costs, and legal and other costs associated with PG&E Corporation's and the Utility's Chapter 11 filing. The total offsetting tax impact for the low and high non-core guidance range is $119 million and $78 million, respectively. 2022 (in millions, pre-tax) Low guidance range High guidance range Exit financing ~ $ 180 ~ $ 60 Securities litigation costs ~ 145 ~ 145 Legal and other costs ~ 100 ~ 70 Bankruptcy and legal costs ~ $ 425 ~ $ 275 2022 (in millions, pre-tax) Low guidance range High guidance range 2019 Kincade third-party claims ~ $ 150 ~ $ 150 2019 Kincade fire-related costs ~ 40 ~ 20 2019 Kincade fire-related legal settlements ~ 20 ~ 20 2020 Zogg fire-related costs ~ 40 ~ 20 2020 Zogg fire-related insurance recoveries ~ (30) ~ (10) 2021 Dixie fire-related legal settlements ~ 50 ~ 50 Wildfire-related costs, net of insurance ~ $ 270 ~ $ 250 (4) “Wildfire-related costs, net of insurance" includes third-party claims and legal and other costs associated with the 2019 Kincade fire, 2020 Zogg fire, and 2021 Dixie fire, net of insurance. The total offsetting tax impact for the low and high non-core guidance range is $56 million and $50 million, respectively.

® 37 Exhibit C: PG&E Corporation's 2022 Earnings Guidance 2022 (in millions, pre-tax) Low guidance range High guidance range Strategic repositioning costs ~ $ 95 ~ $ 95 2022 (in millions, pre-tax) Low guidance range High guidance range 2019 Kincade fire settlement ~ $ 85 ~ $ 85 Wildfire OII disallowance and system enhancements ~ 20 ~ 20 Paradise restoration and rebuild ~ 15 ~ 15 Locate and mark OII system enhancements ~ 5 ~ 5 Investigation remedies ~ $ 125 ~ $ 125 (5) “Investigation remedies" includes costs related to the 2019 Kincade fire settlement with the Safety and Enforcement Division approved by the CPUC on December 2, 2021, the Wildfires OII decision different, Paradise restoration and rebuild, and the locate and mark OII system enhancements. The total offsetting tax impact for the low and high non-core guidance range is $28 million. (6) "Strategic repositioning costs” includes one-time costs related to repositioning PG&E Corporation's and the Utility's operating model, including their workforce and capital efficiency optimization. The total offsetting tax impact for the low and high non-core guidance range is $27 million.

® 38 Undefined, capitalized terms have the meanings set forth in the PG&E Corporation and the Utility’s joint quarterly report on Form 10-Q for the quarter ended June 30, 2022. Exhibit C: PG&E Corporation's 2022 Earnings Guidance (8) “Prior period net regulatory impact" represents the recovery of capital expenditures from 2011 through 2014 above amounts adopted in the 2011 GT&S rate case, net of the TO18 and TO19 ROE impact resulting from the FERC order dated March 17, 2022, which established a base ROE of 9.26% for the TO18 period, plus the approved CAISO incentive adder of 0.5%, for a total ROE of 9.76%. The total offsetting tax impact for the low and high non-core guidance range is $4 million. 2022 (in millions, pre-tax) Low guidance range High guidance range 2011-2014 GT&S capital audit ~ $ (80) ~ $ (80) TO18 and TO19 ROE impact ~ 65 ~ 65 Prior period net regulatory impact ~ $ (15) ~ $ (15) (7) “Fire Victim Trust tax benefit net of securitization" includes the impact of rate neutral (SB 901) securitization and tax benefits related to the Fire Victim Trust. Impacts of the rate neutral (SB 901) securitization include the establishment of the SB 901 securitization regulatory asset and the SB 901 regulatory liability associated with revenue credits funded by Net Operating Loss monetization. Fire Victim Trust tax benefits include tax benefits recognized upon the sale of shares of PG&E Corporation common stock by the Fire Victim Trust, which PG&E Corporation and the Utility have elected to treat as a grantor trust. The low case includes tax benefits for the 100,000,000 shares of PG&E Corporation common stock sold in the aggregate by the Fire Victim Trust as of July 21, 2022, and the high case reflects an assumption that the Fire Victim Trust sells all 477,743,590 shares in 2022. The total offsetting tax benefit for the low and high non-core guidance range is $355 million and $2.1 billion, respectively. 2022 (in millions, pre-tax) Low guidance range High guidance range Fire Victim Trust tax benefit net of securitization ~ $ 60 ~ $ 1,390

® 39 Exhibit D: General Earnings Sensitivities for 2022 Pacific Gas & Electric Company Variable Description of Change Estimated 2022 Non-GAAP Core Earnings Impact Rate base +/- $100 million change in allowed rate base +/- $5 million Return on Equity (ROE) +/- 0.1% change in allowed ROE +/- $26 million Share count +/- 1% change in average shares +/- $0.01 per share Revenue or expense +/- $30 million pre-tax change in at-risk revenue or expense +/- $0.01 per share

® 40 Three Months Ended June 30, Six Months Ended June 30, (in millions) 2022 2021 2022 2021 PG&E Corporation’s Net Income on a GAAP basis $ 360 $ 401 $ 838 $ 524 Income tax benefit (328) (33) (532) (131) Other income (expense), net 21 (128) (128) (255) Interest expense 411 398 830 806 Interest income (19) (15) (27) (17) Reorganization items, net — 11 — 11 Operating Income $ 445 $ 634 $ 981 $ 938 Depreciation, amortization, and decommissioning 941 851 1,913 1,739 Wildfire Fund expense 117 118 235 237 Bankruptcy and legal costs 210 54 258 98 Wildfire-related costs, net of insurance 156 4 229 189 Prior period net regulatory impact — — 63 122 Investigation remedies 2 60 96 97 SB 901 securitization charges, net 40 — 40 — Strategic repositioning costs 5 — 5 — PG&E Corporation’s Non-GAAP Adjusted EBITDA $ 1,915 $ 1,721 $ 3,819 $ 3,420 PG&E Corporation discloses “Adjusted EBITDA,” which is a non-GAAP financial measure, in order to provide a measure that some investors may find useful for evaluating PG&E Corporation’s performance. PG&E Corporation’s management generally does not use Adjusted EBITDA in managing i ts business. Adjusted EBITDA is calculated as PG&E Corporation’s net income less income tax benefit; less other income (expense), net; plus interest expense; less interest income; plus reorganization items, net; plus depreciation, amortization, and decommissioning; plus Wildfire Fund expense; plus bankruptcy and legal costs; plus wildfire-related costs, net of insurance; plus prior period net regulatory impact; plus investigation remedies; plus SB 901 securitization charges, net; and plus strategic repositioning costs. Adjusted EBITDA is not a substitute or alternative for GAAP measures, such as net income, and may not be comparable to similarly titled measures used by other companies. See above for a reconciliation of GAAP net income to non-GAAP Adjusted EBITDA. Amounts may not sum due to rounding. Exhibit E: GAAP Net Income to Non-GAAP Adjusted EBITDA Reconciliation PG&E Corporation Second Quarter, 2022 vs. 2021

® 41 Exhibit F: Use of Non-GAAP Financial Measures PG&E Corporation and Pacific Gas and Electric Company: Use of Non-GAAP Financial Measures PG&E Corporation discloses historical financial results and provides guidance based on “non-GAAP core earnings” and “non-GAAP core EPS” in order to provide a measure that allows investors to compare the underlying financial performance of the business from one period to another, exclusive of non-core items. “Non-GAAP core earnings” is a non-GAAP financial measure and is calculated as income available for common shareholders less non-core items. “Non-core items” include items that management does not consider representative of ongoing earnings and affect comparability of financial results between periods, consisting of the items listed in Exhibit A. “Non-GAAP core EPS,” also referred to as “non-GAAP core earnings per share,” is a non-GAAP financial measure and is calculated as non-GAAP core earnings divided by common shares outstanding (taken on a basic basis in the event of a GAAP loss and a diluted basis in the event of a GAAP gain). PG&E Corporation and the Utility use non-GAAP core earnings and non-GAAP core EPS to understand and compare operating results across reporting periods for various purposes including internal budgeting and forecasting, short- and long-term operating planning, and employee incentive compensation. PG&E Corporation and the Utility believe that non-GAAP core earnings and non- GAAP core EPS provide additional insight into the underlying trends of the business, allowing for a better comparison against historical results and expectations for future performance. With respect to our projection of non-GAAP core EPS for the years 2023- 2026, we are not providing a reconciliation to the corresponding GAAP measures because we are unable to predict with reasonable certainty the reconciling items that may affect GAAP net income without unreasonable effort. The reconciling items are primarily due to the future impact of wildfire-related costs, timing of regulatory recoveries, special tax items, and investigation remedies. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, the GAAP measures. Non-GAAP core earnings and non-GAAP core EPS are not substitutes or alternatives for GAAP measures such as consolidated income available for common shareholders and may not be comparable to similarly titled measures used by other companies.